Exhibit (j)(2)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 85 to Registration Statement No. 33-73404 on Form N-1A of our reports dated May 24, 2012, relating to the financial statements and financial highlights of Arizona Tax-Exempt Fund, Bond Index Fund, California Intermediate Tax-Exempt Fund, California Municipal Money Market Fund, California Tax-Exempt Fund, Emerging Markets Equity Index Fund, Enhanced Large Cap Fund, Fixed Income Fund, Global Fixed Income Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, Global Tactical Asset Allocation Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Income Equity Fund, Intermediate Tax-Exempt Fund, International Equity Fund, International Equity Index Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Index Fund, Money Market Fund, Municipal Money Market Fund, Short-Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Government Fund, Small Cap Core Fund, Small Cap Index Fund, Small Cap Value Fund, Stock Index Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Tax-Exempt Fund, Technology Fund, U.S. Government Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, and Ultra-Short Fixed Income Fund, each a series of Northern Funds, appearing in the Annual Reports on Form N-CSR of Northern Funds for the year or period ended March 31, 2012, and to the references to us under the heading “Financial Highlights” in the Prospectuses and on page 1 or 2 and under the headings “Counsel and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

July 20, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to us in this Post-Effective Amendment No. 85 to Registration Statement No. 33-73404 on Form N-1A of Northern Developed International Small Cap Index Fund, a series of Northern Funds, under the heading “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

July 20, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to us in this Post-Effective Amendment No. 85 to Registration Statement No. 33-73404 on Form N-1A of Investors Money Market Fund, Investors AMT-Free Municipal Money Market Fund, and Investors U.S. Government Money Market Fund, each a series of Northern Funds, under the heading “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

July 20, 2012